                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             SYNBIOTICS CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[_]  $125 per Exchange Act Rules 0-11(c)1(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[X]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                             SYNBIOTICS CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held July 12, 1995


The Annual Meeting of Shareholders of Synbiotics Corporation will be held at the Radisson Suite Hotel (Rancho Bernardo), 11520 West Bernardo Court, San Diego, California 92127, on July 12, 1995, at 10:30 a.m. for the following purposes:

 1.  To elect six directors;

 2.  To consider a proposal to approve the 1995 Stock Option/Stock Issuance
     Plan;

 3.  To consider a proposal to amend Article I, Section 2 of the Bylaws;

 4.  To ratify the selection of Price Waterhouse LLP as Independent Accountants;

 and to transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

The Board of Directors has fixed May 15, 1995, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

WE WOULD BE GRATEFUL IF YOU WOULD PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD.



Michael K. Green
Secretary



May 25, 1995

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Synbiotics Corporation, a California corporation (the "Company"), 11011 Via Frontera, San Diego, California 92127, of proxies in the accompanying form to be used at the Annual Meeting of Shareholders to be held at the Radisson Suite Hotel (Rancho Bernardo), 11520 West Bernardo Court, San Diego, California, 92127, at 10:30 a.m. on July 12, 1995, and any postponement or adjournment thereof.

A proxy may be revoked at any time before it is exercised. Any shareholder giving a proxy may revoke it prior to its use at the Annual Meeting (1) by delivering a written notice expressly revoking the proxy to the Company's Secretary at the Company's offices, (2) by signing and delivering to the Company at its offices, or to the place of the Annual Meeting, a later dated proxy or
(3) by attending the Annual Meeting and casting his or her votes personally. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the Company.

On the matters coming before the meeting as to which a choice has been specified by the shareholder on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the six nominees for director listed in this Proxy Statement, FOR the approval of proposals 2, 3 and 4 described in the Notice of Meeting and this Proxy Statement, and in the discretion of the proxyholders as to any other business which may properly come before the meeting.

May 15, 1995, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 5,803,376 shares of Common Stock outstanding and entitled to vote. Outstanding shares of Common Stock are entitled to one vote each on all matters. Under California law, shareholders are permitted to cumulate votes for the election of directors whose names have been placed in nomination. Therefore, in voting for directors, each outstanding share of Common Stock would be entitled to six votes which may be cast for one candidate or distributed in any manner among the nominees for director.
However, the right to cumulate votes in favor of one or more candidates may not be exercised until the candidate or candidates have been nominated and any shareholder has given notice at the Annual Meeting of the intention to cumulate votes.

The proxyholders (if authority to vote for one or more nominees is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the Board of Directors nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld.

The expense of printing and mailing proxy material will be borne by the Company. The approximate date these proxy solicitation materials will be first sent to shareholders is May 25, 1995.


                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

Six directors are to be elected at the Annual Meeting to serve until the next Annual Meeting and until their respective successors are elected or appointed. Unless authority to vote for one or more nominees is withheld, it is intended that the proxyholders will vote for the election of the nominees named below. In the event any of them shall become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. Each of the nominees named is currently a member of the Board of Directors of the Company.

The following information is furnished regarding the nominees of the Company.

                   Name; Positions; Business Experience During the                      Director
                Past Five Years; Directorships in Reporting Companies                    Since     Age
- -------------------------------------------------------------------------------------   --------   ---
Patrick Owen Burns...................................................................       1988    57
  Vice President of R&D Funding Corp, an affiliate of Prudential Securities Inc., and Senior Vice President of Prudential Securities Inc.; Director of Ecogen,
  Inc., Creative BioMolecules, Inc. and Texas Biotechnology Corporation.

James C. DeCesare....................................................................       1993    64
  President and Chief Operating Officer of Boehringer Ingelheim Animal Health
  from 1986 to 1992 when he retired; currently a consultant to the animal health and pharmaceutical industries.

Theodor H. Heinrichs.................................................................       1984    68
  Formerly, Chairman of the Board of Directors of the Company (September
  1985 to August 1994); General Partner, H&Q Life Science Ventures, a San
  Francisco based investment banking and venture capital firm since 1985;
  Director of Telios Pharmaceuticals, Inc., Corvas International, Inc. and Abaxis,
  Inc.

M. Blake Ingle, Ph.D.................................................................       1994    53
  President and Chief Executive Officer of Canji, Inc. since March 1993; Acting
  President of Telios Pharmaceuticals, Inc. since December 1994; President and
  Chief Executive Officer of IMCERA Group, Inc. (now known as The
  Mallinckrodt Group) from 1991 to 1993; President and Chief Operating
  Officer of IMCERA Group, Inc. (now known as The Mallinckrodt Group)
  from 1990 to 1991; Director of Telios Pharmaceuticals, Inc. and Corvas
  International, Inc.

Donald E. Phillips...................................................................       1987    62
  Chairman of the Board of Directors of the Company since August 1994; Vice
  Chairman of the Board of Directors of the Company from 1993 to August
  1994; a consultant to IMCERA Group, Inc. (now known as The Mallinckrodt
  Group) from 1988 until November 1, 1990, when he retired; Director of
  Potash Corporation of Saskatchewan (Canada).

Robert L. Widerkehr..................................................................       1992    57
  President and Chief Executive Officer of the Company since August 1992;
  Chief Operating Officer of the Company from 1991 to 1992; Vice President for the U.S. and Canada of SmithKline Beecham Animal Health from 1989 to
  1991.

The Board of Directors of the Company held a total of thirteen meetings during the nine month fiscal year ended December 31, 1994. Except for Mr. Heinrichs, each director attended more than seventy-five percent (75%) of the meetings of the Board of Directors (and the Board committees of which he was a member) held during the time he was a member of the Board.

The Company currently has Compensation and Audit Committees of the Board of Directors. The Company does not have a Nominating Committee of the Board of Directors. The current membership of each committee is as follows:

 Compensation Committee                      Audit Committee
 James C. DeCesare                           Patrick Owen Burns, Chairman
 Theodor H. Heinrichs, Chairman              Donald E. Phillips
 Donald E. Phillips

The function of the Compensation Committee is to review the Company's compensation policies. The Audit Committee oversees the Company's accounting and financial reporting policies, reviews with the independent accountants the accounting principles and practices followed, reviews the annual audit and financial results and makes recommendations to the Board regarding any of the preceding. The Audit Committee met twice and the Compensation Committee met once during the nine month fiscal year ended December 31, 1994.

Mr. Ingle became an executive officer of Telios Pharmaceuticals, Inc. in December 1994, shortly after that company's primary product failed a clinical trial. In January 1995, Telios filed a voluntary bankruptcy petition. The Company believes these facts do not impugn Mr. Ingle's ability or integrity in any way.

Executive Officers and Significant Employees

                                           NAME, AGE, AND BUSINESS EXPERIENCE
        POSITION AND DURATION                  DURING THE PAST FIVE YEARS
- --------------------------------------   --------------------------------------
                               Executive Officers

President and Chief Executive Officer -  Robert L. Widerkehr (57)
  since August 1992                        Formerly, Vice President for the U.S.
                                           and Canadian operations of SmithKline
                                           Beecham Animal Health 1989 - 1991

Vice President - Finance, Chief          Michael K. Green (39)
  Financial Officer                        Formerly, Senior Manager with Price
  and Secretary - since May 1991           Waterhouse LLP 1980 - 1991

                             Significant Employees

Corporate Controller and Chief           Keith A. Butler (33)
  Accounting Officer -                     Formerly, Manager with Price
  since March 1991                         Waterhouse LLP 1984 -1991

Director of Operations -                 Clifford Frank (45)
 since September 1992                      Formerly, Manager of Manufacturing
                                           for the Company 1991 - 1992;
                                           President of Akorn Pharmaceuticals
                                           and President of Walnut
                                           Pharmaceuticals, a division of Akorn
                                           Pharmaceuticals, 1990 - 1991; Manager
                                           of Manufacturing with Schering-Plough
                                           Corporation 1984 - 1990

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's Common Stock as of March 31, 1995, of each of the Company's directors, director nominees, 5% shareholders and the Named Executive Officer, and of the directors and executive officers of the Company as a group. Each person has sole investment and voting power over the shares shown. Percentages are calculated in accordance with the method set forth in the Securities and Exchange Commission's rules.

                                              AMOUNT OF BENEFICIAL OWNERSHIP
                                             --------------------------------
                                             NUMBER OF                PERCENT
 NAME OF INDIVIDUAL OR IDENTITY OF GROUP      SHARES                 OF CLASS
- ------------------------------------------   ---------               --------

Patrick Owen Burns/(1)(3)/................     565,802                 9.2%
 c/o R&D Funding Corp
 1 Seaport Plaza
 16th Floor
 New York, NY  10292

James C. DeCesare/(3)/....................      17,250                   *
 5260 S. Landings Drive, #200
 Ft. Myers, FL  33919

Theodor H. Heinrichs/(2)(3)/..............     541,790                 8.8%
 c/o H&Q Life Science Ventures
 One Bush Street
 San Francisco, CA  94104

M. Blake Ingle, Ph.D./(3)/................       3,125                   *
 c/o Canji, Inc.
 3030 Science Park Road
 Suite 302
 San Diego, CA  92121

Donald E. Phillips/(3)/...................      31,749                   *
 372 Fannin Landing Circle
 Brandon, MS  39042

Robert L. Widerkehr/(3)/..................     191,625                 3.2%
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA  92127

Daniel F. Cain............................     350,000                 5.7%
 c/o Paravax
 2301 Research Boulevard
 Suite 110
 Fort Collins, CO  80526

                                              AMOUNT OF BENEFICIAL OWNERSHIP
                                             --------------------------------
                                             NUMBER OF                PERCENT
 NAME OF INDIVIDUAL OR IDENTITY OF GROUP      SHARES                 OF CLASS
- ------------------------------------------   ---------               --------
Gruber & McBaine Capital Management/(4)/...    595,300                 9.7%
 c/o John P. Broadhurst, Esq.
 Shartsis, Friese & Ginsburg
 One Maritime Plaza
 18th Floor
 San Francisco, CA  94111

H&Q Life Science Ventures..................    489,041                 8.0%
 One Bush Street
 San Francisco, CA  94104

 The Mallinckrodt Group....................    458,806                 7.5%
 7733 Forsyth Boulevard
 St. Louis, MO  63105

Edward T. Maggio, Ph.D./(5)/...............    461,999                 7.5%
 c/o ImmunoPharmaceutics, Inc.
 11011 Via Frontera
 San Diego, CA  92127

PruTech Research and Development
Partnership II.............................    460,303                 7.5%
 3945 Freedom Circle
 Suite 800
 Santa Clara, CA  95054

All executive officers and directors
 as a group/(3)/ (7 persons)...............  1,369,966                 22.3%

- --------------
/*/  Less than one percent.

/(1)/ Includes 460,303 shares of Common Stock held by PruTech Research and
      Development Partnership II and 70,000 shares of Common Stock held by PruTech Project Development Partnership, both of which are public research and development partnerships sponsored by R&D Funding Corp. Mr. Burns is a Vice President of R&D Funding Corp, and disclaims any beneficial ownership of these shares.

/(2)/ Includes 489,041 shares of Common Stock held by H&Q Life Science Ventures, a California limited partnership. Mr. Heinrichs is a general partner of H&Q Life Science Ventures.

/(3)/ Includes options to purchase shares of Common Stock, which are exercisable on or before June 30, 1995, as follows: Mr. Burns - 35,499 shares; Mr. DeCesare - 12,250 shares; Mr. Green - 13,750 shares; Mr. Heinrichs -51,749 shares; Dr. Ingle - 3,125 shares; Mr. Phillips - 31,749 shares; Mr. Widerkehr -194,500 shares.

/(4)/ Owned by a group of six persons who granted their respective powers of attorney to Gruber & McBaine Capital Management ("GMCM"), a California corporation, to handle any and all necessary filings in connection with these securities. The direct ownership of these shares is as follows:
      GMCM - 38,500 shares; Jon D. Gruber ("Gruber") - 68,000 shares; J. Patterson McBaine ("McBaine") - 55,400 shares; Lagunitas Partners ("Lagunitas") - 235,800; GMJ Investments, LP ("GMJ") - 6,500 shares; Proactive

     Partners, a California Limited Partnership ("Proactive") - 191,100 shares. Gruber and McBaine are the sole directors and sole executive officers of GMCM. GMCM, Gruber and McBaine are the general partners of Lagunitas and GMJ. Gruber and McBaine are general partners in the entity which is the general partner of Proactive. Gruber and McBaine disclaim beneficial ownership of the shares held by GMCM, Lagunitas, GMJ and Proactive except to the extent of their respective pecuniary interests. GMCM disclaims beneficial ownership of the shares held by Gruber, McBaine, Lagunitas and GMJ except to the extent of its pecuniary interest.

(5) Includes options to purchase 6,999 shares of Common Stock, which are exercisable on or before June 30, 1995, held by Dr. Maggio.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table provides certain summary information concerning the compensation earned by the Company's President and Chief Executive Officer (the "Named Executive Officer") for services rendered in all capacities to the Company for the nine month fiscal year ended December 31, 1994 and the fiscal years ended March 31, 1994 and 1993:

                           SUMMARY COMPENSATION TABLE

                                                                                 Long-Term
                                        Annual Compensation                     Compensation
                             ------------------------------------------------      Awards
                                                                     Other      ------------
  Name and                                                           Annual      Securities      All Other
 Principal                   Fiscal                                  Compen-     Underlying      Compensa-
  Position                    Year    Salary ($)/(1)/   Bonus ($)   sation ($)   Options (#)   tion ($)/(2)/
 ----------                  -------  ---------------   ---------   ----------   ------------  -------------
Robert L.Widerkehr          1994/(5)/     $131,250           -       $8,750/(4)/   22,000         $2,625
President and Chief         1994          $135,000     $19,280/(6)/  $8,750/(4)/   78,000         $2,700
Executive Officer/(3)/      1993          $131,250           -       $8,750/(4)/        -         $2,205

- -----------
/(1)/ Includes amounts deferred under the 401(k) Compensation Deferral Savings Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

/(2)/ Consists of matching contributions made by the Company to Mr. Widerkehr's 401(k) account..

/(3)/ Mr. Widerkehr was named President and Chief Executive Officer in August 1992 and previously served as the Company's Senior Vice President.

/(4)/ Forgiveness of a loan made to Mr. Widerkehr to defray relocation expenses at the rate of $8,750 per year. As of December 31, 1994, the balance due was $2,188.

/(5)/  Information is for the nine month fiscal year ended December 31, 1994.

/(6)/ Bonus was earned for the fiscal year ended March 31, 1994 and was not disclosed in the proxy statement for the August 25, 1994 annual meeting as the amount of the bonus was not calculable as of the date the proxy statement was prepared.

The following table contains information concerning the grant of stock options to the Named Executive Officer:

                       OPTION GRANTS IN LAST FISCAL YEAR

                               Individual Grants
- ----------------------------------------------------------------------------------------
                          Number of         % of Total Options
                          Securities           Granted to
                     Underlying Options       Employees in           Exercise
 Name                 Granted (#)/(1)/         Fiscal Year       Price ($/Sh)/(2)/   Expiration Date
- -------------------  ------------------     ------------------   -----------------   ---------------
Robert L. Widerkehr         22,000                12.36%               $3.88            04/19/04

- --------------
/(1)/ The options become exercisable ratably over a four-year period following the date of grant. The grant date for the options listed in the above table is April 19, 1994. The option has a maximum term of 10 years, subject to earlier termination in the event of optionee's cessation of service with the Company.

/(2)/ The exercise price may be paid in cash, in shares of Common Stock valued at the fair market value on the date of exercise or through a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes. The Compensation Committee may also assist an optionee in the exercise of an option by (i) authorizing a loan from the Company in a principal amount not exceeding the aggregate exercise price plus any tax liability incurred in connection with the exercise or (ii) permitting the optionee to pay the option price in installments over a period of years upon terms established by the Compensation Committee. The Plan Administrator also has the authority to reprice outstanding options through the cancellation of those options and the grant of replacement options with an exercise price equal to the fair market value of the option shares on the regrant date.

The following table provides information, with respect to the Named Executive Officer, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year. No shares were acquired on exercise of options by the Named Executive Officer during the fiscal year ended December 31, 1994.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                Number of Securities Underlying         Value of Unexercised in-the-Money
                          Unexercised Options at December 31, 1994 (#)  Options at December 31, 1994/(1)/
                          --------------------------------------------  ---------------------------------
         Name                   Exercisable          Unexercisable         Exercisable     Unexercisable
- ------------------------  --------------------   ---------------------  ----------------  ---------------
Robert L. Widerkehr               163,250                86,750                $ -              $ -

- --------------
/(1)/ Value is defined as market price of the Company's Common Stock at fiscal year end less exercise price. The closing sale price of the Company's Common Stock at December 31, 1994 was $1.94.

For their services as directors, each of the outside directors of the Company received fees of $1,000, plus $500 for travel, for each Board of Directors meeting attended, except for Mr. Burns. Fees payable to Mr Burns are paid instead to R&D Funding Corp. Outside directors do not receive any fees for committee meetings attended as committee members. Employee directors do not receive any fees for attendance at meetings of the Board of Directors or committee meetings. In addition, Mr. Heinrichs and Mr. Phillips were paid fees of $10,415 and $8,332, respectively, in the nine month fiscal year ended December 31, 1994 pursuant to consulting agreements with the Company. On August 25, 1994, Mr. Burns was granted an option to purchase 10,000 shares of Common Stock at

$2.63 per share. One half of the option, which expires on August 25, 2004, vested immediately while the remaining one half vests ratably over a one-year period following the grant date. On December 15, 1994, Dr. Ingle was granted an option to purchase 5,000 shares of Common Stock at $2.38 per share. The option vests ratably over the nine-month period following the grant date and expires on December 15, 2004.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 31, 1993, the Company terminated a research and development agreement with PruTech Research and Development Partners II (PruTech). Pursuant to the termination agreement, PruTech made a final payment of $569,423, assigned all its rights under the research and development agreements to the Company and has no further funding obligations. The Company has issued 530,303 shares of Common Stock to PruTech and has no further royalty or research obligations.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ALL SIX NOMINEES, SET FORTH IN
ITEM 1 ON THE PROXY CARD. The six persons receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes will have no influence in the election of directors.


               APPROVAL OF 1995 STOCK OPTION/STOCK ISSUANCE PLAN
                           (ITEM 2 ON THE PROXY CARD)

On April 27, 1995, the Board of Directors adopted the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"), subject to subsequent approval by the shareholders. The 1995 Plan is intended to unify the Company's stock option program; upon shareholder approval of the 1995 Plan all outstanding options under the Company's 1983, 1984, 1986, 1987, 1988, 1991 and 1994 Stock Option
Plans (the "Prior Plans") will be incorporated into the 1995 Plan and the Prior Plans will be terminated as to any future grants. (The 1983 and 1984 Stock Option Plans have already expired by their own terms.) The 1,300,000 shares of Company common stock authorized for issuance under the 1995 Plan are 282,055 more than the sum of the 711,862 shares currently the subject of options outstanding under the Prior Plans and 306,083 shares currently reserved and available for issuance under, but not currently the subject of any grants under, the Prior Plans.

The 1995 Plan also differs from the Prior Plans in that it (a) allows the grant of both incentive stock options and non-qualified stock options, (b) provides for automatic stock option grants to Directors, (c) allows direct stock issuances, and (d) provides for acceleration of vesting upon a hostile takeover of the Company. The 1995 Plan also differs from one or more of the Prior Plans in several other ways, many of which involve providing flexibility to the Company in areas where the Prior Plans did not allow flexibility.

PLAN STRUCTURE

The 1995 Plan is divided into three separate parts:

. The "Discretionary Grant Program," under which employees and consultants (other than nonemployee Board members) may, at the discretion of the Plan Administrator, be granted options to purchase shares of the Synbiotics Common Stock at an exercise price not less than 85% of the fair market value of each such share on the grant date. The granted options may be either incentive stock options which are designed to meet the requirements of Section 422 of the Internal Revenue Code or nonstatutory options not intended to satisfy such requirements.

. The "Stock Issuance Program," under which eligible individuals will be allowed to effect immediate purchases of Synbiotics Common Stock at the fair market value of each such share, or at discounts of up to 15% from the fair market value of any such share, including shares which may be issued in consideration for past or future services without any cash payment required of the participant.

. The "Automatic Grant Program," under which an option grant will be made to each individual upon first joining the Board of Directors as a nonemployee member and subsequent annual automatic option grants will be made to each individual who is re-elected as a nonemployee director of Synbiotics.

As of March 31, 1995, approximately 59 officers and employees were eligible to participate in the Discretionary Grant Program and the Stock Issuance Program. There are currently five nonemployee directors standing for re-election who will be eligible to receive automatic grants under the Automatic Grant Program.

PLAN ADMINISTRATION

Option grants under the Discretionary Grant Program and stock issuances under the Stock Issuance Program are to be made by a committee of two or more nonemployee Board members (the "Plan Administrator") appointed by the Board. Members of the committee will be ineligible to participate in the 1995 Plan or in any stock option, stock issuance or other stock plan of Synbiotics, except to the extent such individuals become entitled to a special option grant under the Automatic Grant Program. The selected committee members will serve for such period of time as the Board may determine and will be subject to removal by the Board at any time.

The Committee will have the sole and exclusive authority, subject to the provisions of the 1995 Plan, to determine the eligible individuals who are to receive options under the Discretionary Grant Program or the Stock Issuance Program, the number of shares to be covered by each granted option or issuance, the date or dates on which the option is to become exercisable and the maximum term for which the option is to remain outstanding. The Committee will also have the authority to determine whether the granted option is to be an incentive stock option ("Incentive Option") under the Federal tax laws and to establish rules and regulations for proper plan administration. Options grants under the Automatic Grant Program will be made in strict compliance with the express provisions of that program, and the Committee will not have any discretionary authority with respect to those option grants.

EFFECT ON PRIOR PLANS

If adopted, the 1995 Plan will replace and serve as the successor to the Prior Plans. Following the effective date of the Plan, no further option grants will be made under the Prior Plans and all options outstanding under the Prior Plans as of such date will be incorporated into the 1995 Plan and treated as outstanding options under the 1995 Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option. No provision of the 1995 Plan will adversely affect or diminish the rights or obligations of the optionees of the incorporated options. Subject to the rights of the optionee under the incorporated option documents, the Plan Administrator's discretion under the 1995 Plan may be exercised with respect to incorporated options to the same extent as it is exercisable with respect to options originally granted under the 1995 Plan.

ISSUABLE SHARES

Shares of the Synbiotics Common Stock will be available for issuance under the 1995 Plan. The maximum number of shares of Common Stock reserved for issuance over the 10 year term of the 1995 Plan, measured from the Effective Date of the 1995 Plan, will not exceed 1,300,000 shares. Such authorized share reserve is comprised of (i) the number of shares that remained available for issuance under the Prior Plans, including the shares subject to the outstanding options incorporated into the 1995 Plan and any other shares that would have been available for future option grant or share issuance under the predecessor plans as last approved by the stockholders, and (iii) an additional 282,055 shares. The share reserve available for issuance under the 1995 Plan will be subject to periodic adjustment for changes in Synbiotics's Common Stock occasioned by stock splits, stock dividends, recapitalizations, conversions or other changes affecting the outstanding Common Stock as a class without Synbiotics's receipt of consideration. To the extent any of the incorporated options are subsequently exercised, the number of shares issued under those options will reduce, on a share-for-share basis, the number of shares available for issuance under the 1995 Plan.

Should an option expire or terminate for any reason prior to exercise in full (including options canceled in accordance with the cancellation-regrant provisions described below), the shares subject to the portion of the option not so exercised will be available for subsequent option grants or share issuances under the 1995 Plan. All shares issued under the 1995 Plan, whether or not such shares are subsequently reacquired by Synbiotics pursuant to its repurchase rights under the 1995 Plan, will reduce on a share-for-share basis the number of shares of Synbiotics Common Stock available for subsequent grants.

No more than 800,000 shares may be granted to any one optionee over the lifetime of the 1995 Plan.

TERMS OF DISCRETIONARY GRANT PROGRAM

Option Price and Term. The option price per share for incentive stock options will not be less than 100% of the fair market value of each share of Synbiotics Common Stock issuable under the option on the grant date of such option. The option price per share for nonstatutory stock options may not be less than 85% of the fair market value per share of each share of Synbiotics Common Stock issuable under the option on the grant date of such option. No option will have a term in excess of 10 years measured from the grant date.

Valuation. For purposes of establishing the option exercise price for Synbiotics Common Stock, the "Fair Market Value" per share of the stock on any relevant date will be the closing selling price per share on such date, as quoted on the NASDAQ National Market. If there is no reported selling price for such date, then the closing selling price for the last previous date for which such quotation exists will be determinative of Fair Market Value.

Vesting of Options. The vesting schedule for each granted option will be determined by the Plan Administrator and will be set forth in the instrument evidencing such grant. The granted option may be (i) immediately exercisable for vested shares, (ii) immediately exercisable for unvested shares subject to Synbiotics's repurchase rights or (iii) exercisable in installments for vested shares over the optionee's period of service.

Payment. Upon exercise of the option, the option price for the purchased shares will become immediately payable in cash or in shares of common stock valued at fair market value on the date of exercise. The option may also be exercised through a cashless exercise procedure pursuant to which the optionee provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to Synbiotics, out of the sale proceeds, an amount equal to the aggregate option price payable for the purchased shares plus all applicable withholding taxes.

Financial Assistance. The Plan Administrator may assist any optionee (including an officer) in the exercise of one or more outstanding options under the 1995 Plan by (i) authorizing a loan from Synbiotics or (ii) permitting the optionee to pay the option price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Plan Administrator in its sole discretion, but in no event will the maximum credit extended to the optionee exceed the aggregate option price for the purchased shares plus any Federal or State tax liability incurred in connection with the option exercise.

Termination of Service. Should the optionee cease to remain in Synbiotics's service while holding one or more options under the 1995 Plan, then those options will not remain exercisable beyond the limited post-service period designated by the Plan Administrator at the time of the option grant (subject to certain minimum post-service periods). Under no circumstances, however, may any option be exercised after the specified expiration date of the option term.
Each such option will, during the period it remains exercisable, be exercisable for the number of shares for which the option was exercisable on the date of the optionee's cessation of service.

Should the optionee die while holding one or more outstanding options, then the personal representative of the optionee's estate or the person or persons to whom each such option is transferred pursuant to the optionee's will or in accordance with the laws of inheritance will have the right to exercise such option for any or all of the shares for which the option is exercisable on the date of the optionee's cessation of service, less any option shares subsequently purchased by the optionee prior to death. Such right will lapse, and the option will terminate, upon the earlier of (i) the end of the limited post-service period designated by the Plan Administrator at the time of the option grant or
(ii) the specified expiration date of the option term.

The Plan Administrator will have complete discretion to extend the period following the optionee's termination of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

Corporate Transaction. Except to the extent otherwise provided in the option documents, each option share will become fully vested in the event of certain Corporate Transactions unless the option is assumed or is replaced with a cash incentive program which preserves the material benefits of the options. Upon consummation of the Corporate Transaction, all options which are not assumed will be canceled and cease to exist. The options or cash incentive programs which replace any options which do not accelerate will provide for full vesting in the event of involuntary termination of employment within 18 months following the Corporate Transaction.

For purposes of the above, a Corporate Transaction includes (i) a merger or consolidation in which the Synbiotics is not the surviving entity (except for a transaction the principal purpose of which is to change the State of incorporation), (ii) the sale, transfer or other disposition of all or substantially all of the assets of Synbiotics, or (iii) any reverse merger in which Synbiotics is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of Synbiotics are transferred to holders different from those who held Synbiotics' securities immediately prior to such merger.

Stockholder Rights and Option Assignability. No optionee is to have any stockholder rights with respect to the option shares until such optionee has exercised the option, paid the option price for the purchased shares and been issued a stock certificate for such shares. Options are not assignable or transferable other than by will or by the laws of inheritance following the optionee's death, and the option may, during the optionee's lifetime, be exercised only by the optionee.

Cancellation/Regrant. The Plan Administrator will have the authority to effect, on one or more separate occasions, the cancellation of outstanding options under the Discretionary Grant Program which have exercise prices in excess of the then current market price of the common stock and to issue replacement options with an exercise price based on the lower market price of the common stock at the time of grant.

TERMS OF STOCK ISSUANCE PROGRAM

Issue Price. The purchase price per share will not be less than 85% of the fair market value of any share of Synbiotics Common Stock being issued on the date the Plan Administrator authorizes the issuance.

Vesting of Shares. The vesting schedule for each share issued will be determined by the Plan Administrator and set forth in the issuance agreement. The shares may be fully and immediately vested upon issuance or may vest in one or more installments, subject to Synbiotics's repurchase right, over the participant's period of service.

Stockholder Rights. The recipient of the share issuance will have full stockholder rights, including voting and dividend rights, with respect to the issued shares, whether or not the shares are vested. However, the recipient may not sell, transfer or assign any unvested shares issued under the 1995 Plan, except for certain limited family transfers.

Repurchase Rights. Should the recipient of unvested shares cease to remain in Synbiotics's service before vesting in such shares, then those unvested shares are to be immediately surrendered to Synbiotics for cancellation, and the recipient will have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the recipient for consideration paid in cash or promissory note, Synbiotics will refund the cash consideration paid for the surrendered shares and cancel the principal balance of the note to the extent attributable to such surrendered shares.

Payment. Upon issuance of the shares, the issue price for the purchased shares will become immediately payable in cash, in shares of Synbiotics Common Stock valued at fair market value on the date of issuance, or by promissory note payable to Synbiotics's order. The promissory note may, at the discretion of the Plan Administrator, be subject to cancellation over the participant's period of service. Shares may also be issued for past or future services, without any cash or other payment required of the participant.

Corporate Transaction. Except to the extent otherwise provided in the stock issuance documents, all repurchase rights will terminate and each share will become fully vested in the event of a Corporate Transaction (as defined above) unless the repurchase rights are assigned to the successor corporation. Following consummation of the Corporate Transaction, all repurchase rights which are assigned to the successor will terminate and cease to exist in the event of involuntary termination of employment within 18 months following the Corporate Transaction.

TERMS OF AUTOMATIC GRANT PROGRAM

Each individual who first becomes a nonemployee Board member, whether through election by the stockholders or appointment by the Synbiotics Board, and who was not otherwise in the prior employ of Synbiotics will automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 7,000 shares of Synbiotics Common Stock. Further, at each annual Stockholders Meeting, each individual who is at that time reelected as a nonemployee Board member will automatically be granted a nonstatutory stock option under the new Automatic Grant Program to purchase an additional 7,000 shares of Synbiotics Common Stock. There is no limit on the number of such 7,000-share option grants the nonemployee Synbiotics Board member may receive over his or her period of Board service.

Each such option grant will be subject to the following terms and conditions:

(i) The option price per share will be equal to 100% of the Fair Market Value per share of Common Stock on the grant date.

(ii)  Each option is to have a term of 10 years measured from the grant date.

(iii) Each automatic grant will be immediately exercisable in full, provided that any shares issued upon the exercise of an automatic option grant shall be subject to repurchase at the option exercise price if the Board member ceases to be in service prior to the vesting of such shares.

(iv) The shares shall vest in four equal quarterly installments over the optionee's period of service following the automatic option grant.

(v) The options will remain exercisable during the remainder of their term following the optionee's cessation of Synbiotics Board membership for any reason, provided that the option shall be exercisable following the termination of service only with respect to the shares which were vested as of such termination of service date. Should the optionee die while any option is still exercisable, then such option may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance.

(vi) The remaining terms and conditions of the option will in general conform to the terms described above for option grants made under the Discretionary Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

(vii) The terms and provisions of the Automatic Grant Program and the outstanding options thereunder may not be amended or modified at intervals more frequently than once every six months, except as otherwise required to comply with applicable Federal tax laws and regulations.

Each option share will become fully vested in the event of a Corporate Transaction (as defined above). Upon consummation of the Corporate Transaction, all options will be canceled and cease to exist.

CHANGES IN CAPITALIZATION

In the event any change is made to the Synbiotics Common Stock issuable under the 1995 Plan by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change in corporate structure effected without Synbiotics's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1995 Plan, (ii) the number and/or class of securities and price per share in effect under each outstanding option (including all discretionary and automatic option grants under the 1995 Plan and all option grants incorporated from the Prior Plans), and (iii) the number and/or class of securities per nonemployee member of the Synbiotics Board for which option grants will subsequently be made under the Automatic Grant Program.

Each outstanding option which is assumed or is otherwise to continue in effect after a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would have been issuable, in connection with such Corporate Transaction, to an actual holder of the same number of shares of Synbiotics Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to number and class of securities available for issuance under the 1995 Plan.

Option grants under the 1995 Plan will not affect the right of Synbiotics to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SPECIAL TAX WITHHOLDING ELECTION

The Plan Administrator may provide one or more participants in the 1995 Plan with the election to have Synbiotics withhold, from the shares of Synbiotics Common Stock otherwise issuable upon the exercise of non-qualified options or the vesting of unvested shares, a portion of those shares in satisfaction of the tax liability incurred in connection with their acquisition or vesting. Any election so made will be subject to the approval of the Plan Administrator, and no shares will be accepted in satisfaction of such tax liability except to the extent the Plan Administrator approves the election. Alternatively, one or more participants may be granted the right, subject to Plan Administrator approval, to deliver existing shares of Synbiotics Common Stock in satisfaction of such tax liability. The withheld or delivered shares will be valued at their then current fair market value.

AMENDMENT AND TERMINATION

The Board of Directors may amend or modify the 1995 Plan in any or all respects whatsoever, subject, however, to the limitation on plan amendments to the Automatic Grant Program. However, no such amendment may adversely affect the rights of existing optionees without their consent and unless otherwise necessary to comply with applicable tax laws and regulations. In addition, the Board may not (i) materially increase the maximum number of shares issuable under the 1995 Plan or the number of shares for which automatic grants may be made to nonemployee Board members, except in the event of certain changes to Synbiotics's capital structure as indicated above, (ii) materially modify the eligibility requirements for option grants or (iii) otherwise materially increase the benefits accruing to participants under the 1995 Plan without the approval of Synbiotics's stockholders.

The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on the tenth anniversary of the Effective Date. Each stock option outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant.

FEDERAL TAX CONSEQUENCES

Options granted under the 1995 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as described below:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize income for alternative minimum tax purposes in the year the option is exercised and regular taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then Synbiotics will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will Synbiotics be allowed a deduction with respect to the optionee's disposition of the purchased shares.

Non-qualified Options. No taxable income is recognized by an optionee upon the grant of a non-qualified option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the date of exercise over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

Special provisions of the Internal Revenue Code apply to the acquisition of Synbiotics Common Stock under a non-qualified option, if the purchased shares are subject to repurchase by Synbiotics. These special provisions may be summarized as follows:

A. If the shares acquired upon exercise of the non-qualified option are subject to repurchase by Synbiotics at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when Synbiotics's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date Synbiotics's repurchase right lapses with respect to such shares over (ii) the exercise price paid for the shares.

B. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-qualified option an amount equal to the excess of (i) the fair market value of the purchased shares on the date of exercise (determined as if the shares were not subject to Synbiotics's repurchase right) over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Synbiotics's repurchase right lapses.

Synbiotics will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year of Synbiotics in which such ordinary income is recognized by the optionee.

Direct Stock Issuances. The tax consequences of individuals who receive direct stock issuances under the 1995 Plan will be substantially the same as the treatment described above for the exercise of non-qualified stock options.

ACCOUNTING TREATMENT

Option grants with exercise prices less than the fair market value of the option shares on the grant date and direct stock issuances at purchase prices less than the fair market value of the issued shares will result in a compensation expense to Synbiotics's earnings equal to the difference between such exercise or purchase prices and the fair market value of the shares on the option grant date or (for direct stock issuances) the fair market value on the issue date. Such expense will be accrued by Synbiotics over the period the optionee or share recipient vests in the option shares or directly-issued shares. Option grants and direct stock issuances at 100% of fair market value will not result in any charge to Synbiotics's earnings. Whether or not granted at a discount, the number of outstanding options may be a factor in determining Synbiotics's earnings per share.

OUTSTANDING OPTION GRANTS UNDER THE PLAN

The table below shows, as to Synbiotics's President and Chief Executive Officer, (the "Named Executive Officers") and as to the various indicated groups, the following information with respect to stock options granted during fiscal 1995 and fiscal 1994 and during all other plan years which were outstanding as of December 31, 1994, as well as options which Synbiotics has determined to grant under the Plan to the extent currently known or determinable: (i) the number of shares of Synbiotics Common Stock subject to options granted and (ii) the weighted average exercise price per share for such options.

                              Fiscal Year Ended           Fiscal Year Ended
                              December 31, 1994             March 31, 1994          All Other Plan Years
                            ----------------------   --------------------------    -----------------------
                                          Weighted                    Weighted                    Weighted
                                          Average                     Average                     Average
                                          Exercise                    Exercise                    Exercise
                            Options (#)    Price     Options (#)       Price        Options (#)    Price
                            -----------   --------   -----------      ---------     -----------   --------
Robert L.Widerkehr
President, Chief
 Executive Officer,
 Director and
 Nominee for
 Director                       22,000       $3.88       78,000          $3.25        150,000       $3.88

All current directors
 who are not
 executive officers (5
 persons)                       15,000       $2.54        5,000          $5.19        150,500       $3.72

All current executive
 officers as a group
 (2 persons)                    37,000       $3.88       78,000          $3.25        160,000       $3.83

All employees who
 are not executive
 officers                      130,000       $3.88        8,000          $4.98        177,851       $3.70

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN (ITEM 2 ON THE PROXY CARD). Approval will require the affirmative vote of a majority of those shares which are present or represented at the Meeting. Abstentions will have the same effect as votes against approval of the 1995 Plan. Broker non-votes will, assuming the shares are represented at the Meeting for any purpose, have the same effect as votes against approval of the 1995 Plan; but if the shares are entirely not represented at the Meeting the broker non-vote will have no effect on the proposal to approve the 1995 Plan.


                              AMENDMENT OF BYLAWS
                           (ITEM 3 ON THE PROXY CARD)

Article I, Section 2 of the Company's Bylaws as currently written provides that the number of seats on the Board of Directors shall range from a minimum of 2 to a maximum of 9, with the exact number within that range being fixed from time to time by resolution of the Board of Directors. Although the Board of Directors has from time to time used its power to change, within the stated range, the number of seats on the Board of Directors, the Bylaw provision itself has not been amended since 1982. Most recently, on June 23, 1994, the Board of Directors has fixed the number of seats at 6.

The Company's current outside lawyers have advised it that Article I, Section 2 appears to violate California Corporations Code Section 212, which requires that in such a range the maximum number of seats cannot be more than one fewer than double the stated minimum number of seats. Applied literally, this statute would make the maximum number of seats 3 (1 fewer than 2 times 2).

The Company's current outside lawyers recommend that Article I, Section 2 be amended to read in full as follows:

     Section 2.  Number of Directors.
                 -------------------

     The authorized number of directors of the corporation shall be a minimum of five (5), and a maximum of nine (9), until changed by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw adopted by the vote or written consent of shareholders of a majority of the outstanding shares entitled to vote; provided, however, that a bylaw reducing the maximum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting of shareholders or the shares not consenting in the case of action by written consent are equal to more than sixteen and two-thirds (16-2/3) percent of the outstanding shares entitled to vote. The number of directors within the minimum to maximum range may be designated by the Board of Directors by resolution from time to time.

This would effect no substantive change in the Company's intended corporate governance; it is merely "legal clean-up." If the proposed amendment is approved, the number of seats on the Board of Directors will continue to be 6 unless and until changed by a Board of Directors resolution to another number within the range.

California law provides that amendments of bylaws establishing or changing a range for the number of seats on the Board of Directors can be adopted only by the shareholders, and cannot be adopted by Board of Directors action.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT OF ARTICLE I,
SECTION 2 OF THE BYLAWS (ITEM 3 ON THE PROXY CARD). Approval will require the affirmative vote of a majority of the Company's outstanding shares. Abstentions and broker non-votes will have the same effect as votes against approval of the amendment.


              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                           (ITEM 4 ON THE PROXY CARD)

The Board of Directors has selected the firm of Price Waterhouse LLP as its independent accountants for the fiscal year ending December 31, 1995. If the shareholders do not ratify the selection of Price Waterhouse LLP, the Board of Directors will reconsider its selection of independent accountants. The Board retains the power to select another firm as independent accountants to replace a firm whose selection was ratified by the shareholders, if the Board determines that such a change would be in the Company's best interests.

Representatives of Price Waterhouse LLP are expected to be present at the Company's Annual Meeting with the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP (ITEM 4 ON THE PROXY CARD).

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of the Company's equity securities with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the nine month fiscal year ended December 31, 1994, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.


                             SHAREHOLDER PROPOSALS

To be included in the Company's proxy materials for the Annual Meeting of Shareholders to be held in 1996, a shareholder proposal must be received at the offices of the Company, 11011 Via Frontera, San Diego, CA 92127, not later than March 15, 1996.


                                 OTHER MATTERS

The Board of Directors, at this time, knows of no other business which will be presented to the meeting. If any other business is properly brought before the meeting, it is intended that the proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

The Company's Annual Report, including the Company's audited financial statements for the nine month fiscal year ended December 31, 1994, is being mailed herewith to all Shareholders of record. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON WHO WAS A BENEFICIAL OWNER OF COMMON STOCK ON MAY 15, 1995, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE NINE MONTH FISCAL YEAR ENDED DECEMBER 31, 1994 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO MICHAEL K. GREEN, VICE PRESIDENT - FINANCE OF THE COMPANY, AT 11011 VIA FRONTERA, SAN DIEGO, CA 92127.

Whether you intend to be present at this meeting or not, you are urged to return your proxy promptly.

By order of the Board of Directors


Michael K. Green
Secretary

COMMON STOCK PROXY     SYNBIOTICS CORPORATION    COMMON STOCK PROXY


                11011 VIA FRONTERA, SAN DIEGO, CALIFORNIA  92127


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Robert L. Widerkehr and Michael K. Green, jointly and severally, as proxyholders, each with full power to appoint his substitute, and hereby authorizes them to vote as designated below, all the shares of Common Stock of Synbiotics Corporation held of record by the undersigned on May 15, 1995, at the Annual Meeting of Shareholders to be held on July 12, 1995, or any postponement or adjournment thereof, and to vote in their discretion on such other business as may come before the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

 1. ELECTION OF DIRECTORS.

    [_] FOR all nominees listed below (except as marked to the contrary below)

    [_] WITHHOLD AUTHORITY to vote for all nominees listed below

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE BOX "FOR" AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

    Nominees:  Patrick Owen Burns, James C. DeCesare, Theodor H. Heinrichs,
               M. Blake Ingle, Donald E. Phillips, Robert L. Widerkehr

2.  APPROVAL OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN.

                 [_] FOR       [_] AGAINST       [_]  ABSTAIN

3.  APPROVAL OF THE AMENDMENT OF ARTICLE I, SECTION 2 OF THE BYLAWS.

                 [_] FOR       [_] AGAINST       [_]  ABSTAIN

4. RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE AS INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 1995.

                 [_] FOR       [_] AGAINST       [_]  ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE ANNUAL MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                                              Dated: _____________________, 1995


                                              __________________________________
                                                   (Shareholder's Signature)


                                              __________________________________
                                                   (Shareholder's Signature)

                                              Please sign exactly as your name
                                              appears on this Proxy.  If signing
                                              for trusts, estates or
                                              corporations, title or capacity
                                              should be stated.  If shares are
                                              held jointly, each holder should
                                              sign.



         PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.  [_]